Exhibit 10.2

DEBT CONVERSION AND REVENUE SHARING AGREEMENT by and between ROBERT FRANCIS DAVIES TRUST (as Lender) and RAFEX GOLD CORP., RAFEX PTY LTD., and TRIPLE TWENTY PTY LTD. (collectively, as Borrowers) Dated: May 18, 2026 1. PARTIES This Debt Conversion and Revenue Sharing Agreement (this "Agreement") is entered into as of May 18 , 2026 (the "Effective Date") by and between the following parties : (a) ROBERT FRANCIS DAVIES TRUST, a trust established under the laws of Australia, also known as Frank Davies, c/o Eleven Corporate Pty Ltd . , Level 2 , 7 Havelock Street, West Perth, Western Australia 6005 ; PO Box 369 , Nedlands, Western Australia 6909 (the "Lender") ; and (b) RAFEX GOLD CORP . , a corporation incorporated under the laws of the State of Wyoming, United States of America ; RAFEX PTY LTD . , an Australian proprietary limited company ; and TRIPLE TWENTY PTY LTD . , an Australian proprietary limited company (collectively, the "Borrowers" and each individually a "Borrower"), all having their principal address at 1912 Capitol Avenue, Suite 500 , Cheyenne, Wyoming 82001 , USA . The Lender and the Borrowers are referred to herein collectively as the "Parties" and each individually as a "Party . " 2 . RECITALS WHEREAS, the Lender and the Borrowers are parties to that certain Unsecured Loan Agreement dated September 28 , 2021 (the "Loan Agreement"), pursuant to which the Lender has advanced funds to the Borrowers from time to time since 2021 ; 1 Docusign Envelope ID: 331AA110 - 711E - 8EEA - 82A8 - A902625DED5C

2 WHEREAS, of the total Conversion Balance of AUD $ 3 , 891 , 112 , the amount of AUD $ 601 , 601 represents advances made by the Lender directly to Datgeo Minerals Sdn . Bhd . for the purpose of acquiring a 50 % equity interest in the Aur Gading iron ore joint venture in Malaysia, which 50 % equity interest was subsequently transferred to and is now held by Rafex Gold Corp .; the Borrowers acknowledge and confirm that Rafex Gold Corp . received the direct economic benefit of such advances and accordingly owes the Lender the full Conversion Balance as set forth herein ; WHEREAS, as of December 31 , 2025 , the outstanding principal balance of advances made by the Lender to the Borrowers under the Loan Agreement was AUD $ 3 , 171 , 112 , which converts to USD $ 2 , 092 , 934 at the National Australia Bank AUD/USD exchange rate of 0 . 66 as of December 31 , 2025 (the "First Tranche Balance") ; WHEREAS, subsequent advances made by the Lender to the Borrowers between January 1 , 2026 and March 31 , 2026 total AUD $ 720 , 000 , which converts to USD $ 496 , 800 at the National Australia Bank AUD/USD exchange rate of 0 . 69 as of March 31 , 2026 (the "Second Tranche Balance") ; WHEREAS, the total outstanding Conversion Balance as of March 31 , 2026 is AUD $ 3 , 891 , 112 (USD $ 2 , 589 , 734 ), comprising the First Tranche Balance and the Second Tranche Balance ; WHEREAS, the Lender has agreed to convert the full Conversion Balance of USD $ 2 , 589 , 734 into 10 , 358 , 936 shares of Common Stock of Rafex Gold Corp . at a conversion price of USD $ 0 . 25 per share (the "Conversion Price"), on the terms and conditions set forth in this Agreement ; WHEREAS, the Lender has further agreed that all advances made to the Borrowers after the Effective Date of this Agreement (the "Future Advances") shall be non - convertible and non - interest bearing, and shall be repaid to the Lender solely from the Lender's allocated share of net income from the Aur Gading iron ore facility in Pahang, Malaysia, operated through Datgeo Minerals Sdn . Bhd . (the "Aur Gading JV"), on the terms and conditions set forth in this Agreement ; WHEREAS, the Lender accepts and assumes the risk that revenue from the Aur Gading JV may be insufficient, delayed, or uncertain, and agrees that the repayment of Future Advances is contingent solely upon and limited to the Lender's allocated share of Aur Gading JV net income as described herein ; WHEREAS, this Agreement amends and supplements the Loan Agreement to the extent of any inconsistency, and all other terms and conditions of the Loan Agreement not inconsistent with this Agreement shall continue in full force and effect ; and WHEREAS, this Agreement has been approved by the Board of Directors of Rafex Gold Corp . at a duly convened meeting held on May 18 , 2026 , with the Lender recusing himself from the relevant Board deliberations and vote in his capacity as a Director of the Company . NOW, THEREFORE , in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows : Docusign Envelope ID: 331AA110 - 711E - 8EEA - 82A8 - A902625DED5C

3 3. DEFINITIONS 1. "Agreement" means this Debt Conversion and Revenue Sharing Agreement, including all schedules and exhibits attached hereto . 2. "Aur Gading JV" means the iron ore mining and processing joint venture operated through Datgeo Minerals Sdn . Bhd . in Pahang, Malaysia, in which Rafex Gold Corp . holds a 50 % equity interest . 3. "Aur Gading Net Income" means the net income attributable to the Aur Gading JV after deduction of all operating costs, capital expenditures, taxes, royalties, and other expenses directly attributable to the Aur Gading facility, as determined from the audited or reviewed financial statements of Datgeo Minerals Sdn . Bhd . for each applicable period . 4. "Conversion Balance" means the aggregate outstanding principal balance of all advances made by the Lender to the Borrowers under the Loan Agreement as of March 31 , 2026 , being AUD $ 3 , 891 , 112 (USD $ 2 , 589 , 734 ), comprising the First Tranche Balance of AUD $ 3 , 171 , 112 (USD $ 2 , 092 , 934 ) and the Second Tranche Balance of AUD $ 720 , 000 (USD $ 496 , 800 ) . 5. "Conversion Price" means USD $ 0 . 25 per share of Common Stock of Rafex Gold Corp . 6. "Conversion Shares" means the 10 , 358 , 936 shares of Common Stock of Rafex Gold Corp . to be issued to the Lender upon conversion of the Conversion Balance pursuant to Section 4 of this Agreement . 7. "First Tranche Balance" means the outstanding principal balance of advances made by the Lender as of December 31 , 2025 , being AUD $ 3 , 171 , 112 (USD $2,092,934 at the NAB exchange rate of 0.66). 8. "Future Advances" means all advances made by the Lender to the Borrowers on or after the Effective Date of this Agreement . 9. "Loan Agreement" means the Unsecured Loan Agreement dated September 28 , 2021 between the Lender and the Borrowers, as amended by this Agreement . 10. "NAB" means National Australia Bank, the source of the AUD/USD exchange rates used for conversion calculations in this Agreement . 11. "Rafex JV Share" means Rafex Gold Corp . 's 50 % proportionate share of Aur Gading Net Income in any given period . 12. "Repayment Allocation" means 25 % of the Rafex JV Share payable to the Lender in each period as repayment of Future Advances, as further described in Section 5 of this Agreement . 13. "Second Tranche Balance" means the additional advances made by the Lender between January 1 , 2026 and March 31 , 2026 , being AUD $ 720 , 000 (USD $496,800 at the NAB exchange rate of 0.69). 4. CONVERSION OF LOAN BALANCE INTO COMMON STOCK Docusign Envelope ID: 331AA110 - 711E - 8EEA - 82A8 - A902625DED5C

4 1. Conversion of Conversion Balance . Subject to the terms and conditions of this Agreement, the Lender hereby agrees to convert the full Conversion Balance of AUD $ 3 , 891 , 112 (USD $ 2 , 589 , 734 ) into 10 , 358 , 936 Conversion Shares of Rafex Gold Corp . at the Conversion Price of USD $ 0 . 25 per share, in full and final satisfaction of the Conversion Balance . The Conversion Balance comprises two tranches : (i) the First Tranche Balance of AUD $ 3 , 171 , 112 (USD $ 2 , 092 , 934 ), convertible into 8 , 371 , 736 shares ; and (ii) the Second Tranche Balance of AUD $ 720 , 000 (USD $ 496 , 800 ), convertible into 1 , 987 , 200 shares . 2. Confirmation of Conversion Balance . The Parties confirm that the Conversion Balance has been verified as follows : the First Tranche Balance of AUD $ 3 , 171 , 112 has been confirmed from the consolidated financial statements of Rafex Gold Corp . for the year ended December 31 , 2025 , and converted to USD $ 2 , 092 , 934 using the National Australia Bank AUD/USD exchange rate of 0 . 66 as of December 31 , 2025 ; the Second Tranche Balance of AUD $ 720 , 000 has been confirmed from the financial records of Rafex Gold Corp . for the quarter ended March 31 , 2026 , and converted to USD $ 496 , 800 using the National Australia Bank AUD/USD exchange rate of 0 . 69 as of March 31 , 2026 . Both conversion calculations have been reviewed by Albert Garcia, CPA, the Company's independent registered public accounting firm . The Conversion Balance as so confirmed is binding on all Parties absent manifest error . 3. Issuance of Conversion Shares . Upon execution of this Agreement, Rafex Gold Corp . shall issue 10 , 358 , 936 Conversion Shares to the Robert Francis Davies Trust within thirty (30) Business Days . The Conversion Shares shall be issued as restricted shares of Common Stock by book entry through Pacific Stock Transfer Co . , 6725 Via Austi Parkway, Suite 300 , Las Vegas, NV 89119 , and shall bear a restrictive legend in accordance with applicable United States securities laws . The Lender acknowledges that the Conversion Shares have not been registered under the Securities Act of 1933 , as amended, and may not be sold, transferred, or otherwise disposed of without registration or an applicable exemption therefrom . 4. Effect of Conversion . Upon issuance of the Conversion Shares, the Conversion Balance of USD $ 2 , 589 , 734 shall be deemed fully satisfied and discharged . The Lender shall have no further claim against any Borrower with respect to the Conversion Balance . The Loan Agreement shall remain in effect with respect to any Future Advances made after the Effective Date of this Agreement . 5. Amendment of Loan Agreement . This Agreement supplements and is consistent with the terms of the Loan Agreement, which has been amended to provide for convertibility of the loan balance at a conversion price of USD $ 0 . 25 per share . The conversion of the Conversion Balance pursuant to this Section 4 is made in accordance with such amended terms . All Future Advances made after the Effective Date shall remain non - convertible in accordance with Section 5 . 1 of this Agreement . 6. Conversion Amount and Share Calculation. (a) Outstanding Loan Balance . The Parties confirm that the total Conversion Balance as of March 31 , 2026 is AUD $ 3 , 891 , 112 (USD $ 2 , 589 , 734 ), comprising the following two tranches : Docusign Envelope ID: 331AA110 - 711E - 8EEA - 82A8 - A902625DED5C

5 Balance (USD) NAB Rate Balance (AUD) Account Entity USD $79,200 0.66 AUD $120,000 Loan — Frank Davies (Dec 31, 2025) Triple Twenty Pty Ltd USD $2,013,734 0.66 AUD $3,051,112 Funds on Trust — Davies WA Trust (Dec 31, 2025) Rafex Pty Ltd USD $2,092,934 0.66 AUD $3,171,112 As of December 31, 2025 First Tranche Total USD $496,800 0.69 AUD $720,000 Additional Advances (Jan 1 — Mar 31, 2026) Rafex Pty Ltd USD $2,589,734 Blended AUD $3,891,112 As of March 31, 2026 TOTAL CONVERSION BALANCE [Note to Counsel : The Rafex Pty Ltd . Dec 31 , 2025 balance of AUD $ 3 , 051 , 112 includes AUD $ 601 , 601 advanced by the Lender directly to Datgeo Minerals Sdn . Bhd . for the acquisition of the 50 % Aur Gading JV interest subsequently transferred to Rafex Gold Corp . This is addressed in the Recitals above . ] (b) Calculation of Conversion Shares . The total Conversion Shares to be issued are calculated as follows : First Tranche: USD $2,092,934 · USD $0.25 = 8,371,736 shares Second Tranche: USD $496,800 · USD $0.25 = 1,987,200 shares Total Conversion Shares: 10,358,936 shares (c) Fractional Shares . No fractional shares of Common Stock shall be issued upon conversion . Any fractional share resulting from the conversion calculation shall be rounded down to the nearest whole share and the value of any such fractional share shall be deemed waived by the Lender . (d) Written Confirmation . The Parties shall execute the Conversion Notice in the form attached hereto as Schedule A simultaneously with the execution of this Agreement . The executed Schedule A shall be conclusive evidence of the Conversion Balance and the number of Conversion Shares to be issued, absent manifest error . (e) Effect on Share Count . Upon issuance of the Conversion Shares, the total number of shares of Common Stock of Rafex Gold Corp . issued and Docusign Envelope ID: 331AA110 - 711E - 8EEA - 82A8 - A902625DED5C

6 outstanding shall increase from 53 , 352 , 739 shares to 63 , 711 , 675 shares . Following conversion, the Robert Francis Davies Trust shall hold 10 , 358 , 936 Conversion Shares in addition to the 9 , 195 , 849 shares of Common Stock currently held by Robert Francis Davies, for an aggregate direct common stock holding of 19 , 554 , 785 shares, representing approximately 30 . 69 % of the post - conversion outstanding Common Stock . 4 . 7 Board Approval and Securities Compliance . The issuance of the Conversion Shares has been approved by the Board of Directors of Rafex Gold Corp . pursuant to a Board Resolution dated May 18 , 2026 . The Borrowers shall be responsible for ensuring that the issuance of the Conversion Shares complies with all applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission . The Lender shall execute such additional documents and instruments as may be reasonably requested by the Borrowers to facilitate compliance with applicable law . 5. FUTURE ADVANCES — NON - CONVERTIBLE, NON - INTEREST BEARING, AND AUR GADING REPAYMENT 1. Nature of Future Advances . All Future Advances made by the Lender to the Borrowers on or after the Effective Date of this Agreement shall be : (i) non - convertible into equity, shares, or any other securities of any of the Borrowers or their affiliates under any circumstances ; (ii) non - interest bearing, with no interest accruing on the outstanding balance of Future Advances at any time ; and (iii) repayable solely from the Repayment Allocation as described in Section 5 . 2 of this Agreement . Future Advances shall not be subject to any fixed maturity date and shall not be repayable on demand . 2. Repayment of Future Advances from Aur Gading Revenue . The Borrowers shall repay the outstanding balance of Future Advances to the Lender exclusively from the Repayment Allocation, which shall be calculated and disbursed as follows : (a) In each calendar quarter in which the Aur Gading JV generates positive Aur Gading Net Income, Rafex Gold Corp . shall calculate the Rafex JV Share, being Rafex Gold Corp . 's 50 % proportionate share of such Aur Gading Net Income for that quarter ; (b) From the Rafex JV Share, 25 % shall be allocated to the Lender as the Repayment Allocation and disbursed to the Lender within thirty (30) Business Days of the end of each calendar quarter in which Aur Gading Net Income is generated ; and (c) The remaining 25 % of the Rafex JV Share shall be retained by Rafex Gold Corp . for its own account and general corporate purposes . 5 . 3 Illustrative Example . By way of illustration only, the Repayment Allocation mechanism shall operate as follows : Amount Calculation Description $100,000 Actual receipts after expenses Gross Aur Gading Revenue (example) Docusign Envelope ID: 331AA110 - 711E - 8EEA - 82A8 - A902625DED5C

Docusign Envelope ID: 331AA110-711E-8EEA-82A8-A902625DED5C

Rafex's 50% JV Share	$100,000 x 50%	$50,000
Davies Repayment (25% of JV share)	$50,000 x 25%	$12,500
Rafex Gold Corp. Retained (25% of JV share)	$50,000 x 25%	$12,500

5.4 Contingent Repayment. The Lender expressly acknowledges and agrees that: (i) repayment of Future Advances is contingent solely upon the generation of positive Aur Gading Net Income; (ii) if the Aur Gading JV does not generate positive Aur Gading Net Income in any quarter, no Repayment Allocation shall be due or payable for that quarter and no default shall arise as a result; (iii) the Lender accepts and assumes the risk that the Aur Gading JV may generate insufficient income to repay the full balance of Future Advances within any particular timeframe or at all; and (iv) the Borrowers shall have no obligation to repay Future Advances from any source other than the Repayment Allocation.

5.5 No Other Repayment Obligation. For the avoidance of doubt, the Borrowers shall have no obligation to repay Future Advances from cash, other assets, equity issuances, or any other source of funds other than the Repayment Allocation described in Section 5.2. The Lender's recourse with respect to Future Advances is limited solely to the Repayment Allocation.

5.6 Reporting. Rafex Gold Corp. shall provide the Lender with quarterly statements showing the calculation of Aur Gading Net Income, the Rafex JV Share, and the Repayment Allocation for each quarter in which Aur Gading Net Income is generated, within thirty (30) Business Days of the end of each such quarter. Such statements shall be certified by the Chief Financial Officer of Rafex Gold Corp.

5.7 Record of Future Advances. The Borrowers shall maintain accurate records of all Future Advances received from the Lender, including the date and amount of each advance, and shall provide the Lender with a statement of the outstanding balance of Future Advances upon request.

6. REPRESENTATIONS AND WARRANTIES

6.1 Each Party represents and warrants to the other Parties as of the Effective Date that: (i) it has full power and authority to enter into this Agreement and to perform its obligations hereunder; (ii) this Agreement has been duly authorized, executed, and delivered by such Party and constitutes a legal, valid, and binding obligation enforceable in accordance with its terms; and (iii) the execution, delivery, and performance of this Agreement do not violate any applicable law, regulation, order, judgment, or agreement to which such Party is subject.

6.2 The Lender additionally represents and warrants that: (i) the Lender is acquiring the Conversion Shares for its own account for investment purposes and not with a view to distribution; (ii) the Lender has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the investment in the Conversion Shares; (iii) the Lender acknowledges that the Conversion Shares are restricted securities and may not be freely traded; and (iv) the Lender has had

7

8 access to such information regarding Rafex Gold Corp . as it has deemed necessary or appropriate in connection with its decision to convert the Conversion Balance into Conversion Shares . 6 . 3 The Borrowers additionally represent and warrant that : (i) the issuance of the Conversion Shares has been duly authorized by the Board of Directors of Rafex Gold Corp . pursuant to a Board Resolution dated May 18 , 2026 ; (ii) upon issuance, the Conversion Shares shall be validly issued, fully paid, and non - assessable ; and (iii) Rafex Gold Corp . holds a 50 % equity interest in the Aur Gading JV through Datgeo Minerals Sdn . Bhd . and has the right to receive 50 % of the Aur Gading Net Income generated by the JV . 7. RELATIONSHIP TO LOAN AGREEMENT 1. This Agreement amends and supplements the Loan Agreement to the extent of any inconsistency between this Agreement and the Loan Agreement . In the event of any conflict between the provisions of this Agreement and the provisions of the Loan Agreement, the provisions of this Agreement shall prevail . 2. All terms and conditions of the Loan Agreement not inconsistent with this Agreement shall continue in full force and effect and shall apply to Future Advances made after the Effective Date, subject to the modifications set forth in Section 5 of this Agreement . 3. Upon issuance of the Conversion Shares pursuant to Section 4 of this Agreement, the outstanding principal balance under the Loan Agreement shall be reduced to zero with respect to the Conversion Balance, and the Loan Agreement shall thereafter apply only to Future Advances . 8. MISCELLANEOUS 1. Entire Agreement . This Agreement, together with the Loan Agreement as amended hereby, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings relating thereto . 2. Amendments . This Agreement may not be amended except by a written instrument duly executed by all of the Parties . 3. Governing Law . This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, United States of America, without regard to its conflict of laws principles . 4. Severability . If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall continue in full force and effect . 5. Counterparts . This Agreement may be executed in counterparts, each of which shall be deemed an original . Electronic and facsimile signatures shall be deemed original signatures for all purposes . 6. Further Assurances . Each Party shall execute and deliver such additional documents and take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement . Docusign Envelope ID: 331AA110 - 711E - 8EEA - 82A8 - A902625DED5C

Docusign Envelope ID: 331AA110-711E-8EEA-82A8-A902625DED5C

8.7 SEC Disclosure. The Borrowers shall disclose the terms of this Agreement, including the conversion of the Conversion Balance and the Aur Gading revenue sharing arrangement, in Rafex Gold Corp.'s registration statement on Form S-1 and in all subsequent periodic reports filed with the Securities and Exchange Commission, in accordance with applicable disclosure requirements. The Lender acknowledges and consents to such disclosure.

8.8 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective permitted successors and assigns. Nothing in this Agreement is intended to confer any rights or remedies upon any other person or entity.

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have executed this Debt Conversion and Revenue Sharing Agreement as of May 18, 2026.

FOR AND ON BEHALF OF ROBERT FRANCIS DAVIES TRUST (Lender):

Signature Signed by: Frank Davies 0249C7023D3D4E9...

Name: Robert Francis Davies (known as Frank Davies)
Title: Trustee, Robert Francis Davies Trust
Date: 7/5/2026
Address: c/o Eleven Corporate Pty Ltd., Level 2, 7 Havelock Street, West Perth, Western Australia 6005

FOR AND ON BEHALF OF RAFEX GOLD CORP. (Borrower):

Signature Signed by: 4BA6AF9089A04F4...

Name: Russell Brimage
Title: President and Chief Executive Officer
Date: 6/17/2026
Address: 1912 Capitol Avenue, Suite 500, Cheyenne, WY 82001, USA

FOR AND ON BEHALF OF RAFEX PTY LTD. (Borrower):

9

Signature Name: Russell Brimage Title: Authorized Signatory Date: Address: 1912 Capitol Avenue, Suite 500, Cheyenne, WY 82001, USA FOR AND ON BEHALF OF TRIPLE TWENTY PTY LTD. (Borrower): Signature Name: Russell Brimage Title: Authorized Signatory Date: Address: 1912 Capitol Avenue, Suite 500, Cheyenne, WY 82001, USA * * * * * [END OF DEBT CONVERSION AND REVENUE SHARING AGREEMENT] SCHEDULE A TO THE DEBT CONVERSION AND REVENUE SHARING AGREEMENT by and between ROBERT FRANCIS DAVIES TRUST (as Lender) and RAFEX GOLD CORP., RAFEX PTY LTD., and TRIPLE TWENTY PTY LTD. (as Borrowers) CONVERSION NOTICE This Conversion Notice (this "Notice") is delivered pursuant to Section 4 . 6 (d) of the Debt Conversion and Revenue Sharing Agreement dated May 18 , 2026 (the "Agreement") by and between the Robert Francis Davies Trust (the "Lender") and Rafex Gold Corp . , Rafex Docusign Envelope ID: 331AA110 - 711E - 8EEA - 82A8 - A902625DED5C 6/17/2026 6/17/2026 10

11 Pty Ltd., and Triple Twenty Pty Ltd. (collectively, the "Borrowers"). Capitalized terms used but not defined in this Notice have the meanings ascribed to them in the Agreement. The Parties hereby confirm and agree to the following conversion details, which shall be conclusive and binding on all Parties absent manifest error: PART 1 — CONVERSION DETAILS Confirmed By Amount / Rate Item Albert Garcia, CPA (Auditor) AUD $3,171,112 Outstanding Loan Balance as of December 31, 2025 (AUD) National Australia Bank 0.66 AUD/USD Exchange Rate as of December 31, 2025 (National Australia Bank) Albert Garcia, CPA (Auditor) USD $2,092,934 USD Equivalent — December 31, 2025 Tranche Albert Garcia, CPA (Auditor) AUD $720,000 Outstanding Loan Balance as of March 31, 2026 (AUD) National Australia Bank 0.69 AUD/USD Exchange Rate as of March 31, 2026 (National Australia Bank) Albert Garcia, CPA (Auditor) USD $496,800 USD Equivalent — March 31, 2026 Tranche All Parties AUD $3,891,112 Total Conversion Balance (AUD) All Parties USD $2,589,734 Total Conversion Balance (USD) Board of Directors, Rafex Gold Corp. USD $0.25 Conversion Price Per Share (USD) All Parties 8,371,736 shares December 31, 2025 Tranche — Conversion Shares (USD $2,092,934 · $0.25) All Parties 1,987,200 shares March 31, 2026 Tranche — Conversion Shares (USD $496,800 · $0.25) All Parties 10,358,936 shares Total Conversion Shares to be Issued Transfer Agent / Corporate Records 53,352,739 Pre - Conversion Shares of Common Stock Outstanding All Parties 63,711,675 shares Post - Conversion Shares of Common Stock Outstanding Docusign Envelope ID: 331AA110 - 711E - 8EEA - 82A8 - A902625DED5C

12 All Parties 30.69% Davies' Post - Conversion Direct % of Common Stock (incl. existing 9,195,849 shares) All Parties USD $0.00 Outstanding Loan Balance Following Conversion PART 2 — ADDITIONAL DETAILS Number of Shares to be Issued: 10,358,936 Date of Issuance of Conversion Shares: CUSIP Number of Common Stock: Form of Share Issuance: ܈ Book Entry ☐ Physical Certificate Transfer Agent Name: Pacific Stock Transfer Co. Transfer Agent Address: 6725 Via Austi Parkway, Suite 300, Las Vegas, NV 89119 Transfer Agent Reference / Instruction Number: PART 3 — RESTRICTIVE LEGEND The Parties acknowledge that the Conversion Shares are restricted securities that have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, assigned, pledged, or otherwise disposed of unless registered or an exemption from registration is available. The following restrictive legend shall be affixed to any book entry notation representing the Conversion Shares: THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 , AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE . THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM . THE HOLDER OF THESE SECURITIES SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME . Docusign Envelope ID: 331AA110 - 711E - 8EEA - 82A8 - A902625DED5C

PART 4 — ACKNOWLEDGMENTS By executing this Conversion Notice, the Parties acknowledge and confirm the following: (a) The First Tranche Balance of AUD $ 3 , 171 , 112 (USD $ 2 , 092 , 934 ) has been confirmed from the audited consolidated financial statements of Rafex Gold Corp . for the year ended December 31 , 2025 , reviewed by Albert Garcia, CPA, the Company's independent registered public accounting firm, using the National Australia Bank AUD/USD exchange rate of 0 . 66 as of December 31 , 2025 . (b) The Second Tranche Balance of AUD $ 720 , 000 (USD $ 496 , 800 ) has been confirmed from the financial records of Rafex Gold Corp . for the quarter ended March 31 , 2026 , reviewed by Albert Garcia, CPA, using the National Australia Bank AUD/USD exchange rate of 0 . 69 as of March 31 , 2026 . (c) Upon issuance of the 10 , 358 , 936 Conversion Shares, the total Conversion Balance of USD $ 2 , 589 , 734 shall be deemed fully satisfied and discharged and the Lender shall have no further claim against any Borrower with respect to the Conversion Balance . (d) The Conversion Shares are restricted securities and are not registered under the Securities Act of 1933 , as amended . The Lender acknowledges that the Conversion Shares may not be sold or transferred without registration or an applicable exemption therefrom . (e) The issuance of the 10 , 358 , 936 Conversion Shares has been duly authorized by the Board of Directors of Rafex Gold Corp . pursuant to a Board Resolution dated May 18 , 2026 . (f) This Conversion Notice shall be attached to the Agreement as Schedule A and shall form part of the Agreement upon execution by all Parties . SIGNATURES IN WITNESS WHEREOF, the Parties have executed this Conversion Notice as of the date last written below. FOR AND ON BEHALF OF ROBERT FRANCIS DAVIES TRUST (Lender): Signature Name: Robert Francis Davies (known as Frank Davies) Docusign Envelope ID: 331AA110 - 711E - 8EEA - 82A8 - A902625DED5C 13

Title: Trustee, Robert Francis Davies Trust Date: FOR AND ON BEHALF OF RAFEX GOLD CORP. (Borrower): Signature Name: Russell Brimage Title: President and Chief Executive Officer Date: FOR AND ON BEHALF OF RAFEX PTY LTD. (Borrower): Signature Name: Russell Brimage Title: Authorized Signatory Date: FOR AND ON BEHALF OF TRIPLE TWENTY PTY LTD. (Borrower): Signature Name: Russell Brimage Title: Authorized Signatory Date: * * * * * This Schedule A forms an integral part of the Debt Conversion and Revenue Sharing Agreement and shall be binding on all Parties upon execution. Docusign Envelope ID: 331AA110 - 711E - 8EEA - 82A8 - A902625DED5C 6/17/2026 6/17/2026 6/17/2026 7/5/2026 14